UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	The Nasdaq Stock Market, LLC
8.50% Senior Notes due 2026	IMBIL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Loan Agreement and Convertible Promissory Note

On April 10, 2023, iMedia Brands, Inc. (“we”, “us”, “our”, or the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with certain individuals and entities (each an “Investor”), for the purchase and sale of unsecured convertible promissory notes (the “Notes”) in the original aggregate principal amount of $3,500,000, convertible into shares of the Company’s common stock, $0.01 par value (“Common Stock”) and warrants to purchase Common Stock (the “Warrants”), in a private placement upon the terms and subject to the limitations and conditions set forth in the Note.

The terms of the Notes issued and sold at the closing (the “Closing”) of the transactions contemplated by the Loan Agreement are set forth in the form of Note attached as Exhibit 4.1 to this Current Report on Form 8-K. The original principal balance of the Note accrues interest at 7.75% per annum, increasing to 15% per annum effective January 1, 2024 in the event the Notes remain outstanding. The maturity date of the Notes is December 31, 2023.

Upon the completion of (a) the Company’s shareholders approving an increase to the Company’s authorized shares in order to provide sufficient authorized but unissued and unreserved shares of Common Stock to permit conversion and any other required shareholder approvals and (b) either (i) the Company’s entry into either a new or refinanced asset-based lending facility or (ii) the holders of a majority of the principal amount of the Notes determining that the Company has made sufficient progress towards completion of this refinancing, the outstanding principal and interest accrued (the “Conversion Amount”) will be convertible into shares of Common Stock and Warrants.

The holder shall receive a number of shares of Common Stock (the “Shares”), together with a Warrant to purchase 0.85 shares of Common Stock, determined by dividing the Conversion Amount by (a) $0.58625 for the Company’s officers and directors who purchased Notes and (b) $0.57475 for all other purchasers of Notes. In lieu of receiving Shares, a Note holder may request pre-funded warrants to Shares which are identical in form to the Warrants, except that they have no expiration date and have an exercise price of $0.0001 per share. The maximum number of shares of Common Stock that may be issued in connection with a conversion of the Notes or upon exercise of any Warrants to any individual holder may not exceed 19.99% of the Company’s then-current outstanding shares without shareholder approval.

Under the terms of the Loan Agreement, we have agreed to register the shares of Common Stock and the shares issuable upon exercise of Warrants for resale pursuant to the Securities Act of 1933, as amended (the “Securities Act”) in accordance with the terms and conditions therein.

The foregoing summaries of the terms of the Loan Agreement and the Notes are subject to, and qualified in their entirety by, such documents, which are included as exhibits hereto and incorporated by reference herein.

The Notes, underlying shares of Common Stock, and Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D promulgated under the Securities Act, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Note (and, if and to the extent issued, the underlying shares of Common Stock and Warrants), contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission.

Credit Facility Amendment

On April 10, 2023, The Company entered into a Forbearance Agreement, Tenth Amendment to Loan and Security Agreement and Amendment to Fee Letter (the “Amendment”), which amends the Loan and Security Agreement dated July 30, 2021 (as amended, the “Loan and Security Agreement”), by and among the Company, as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time as lenders, Siena Lending Group LLC, as agent, and certain additional subsidiaries of the Company, as guarantors thereunder. The Amendment, among other things, provides that the lenders are agreeing to forbear from exercising rights and remedies available as a result of certain existing events of default for a specified period of time which is subject to extension up to December 31, 2023, increases the interest rate and certain fees payable in connection with the revolving loan facility under the Loan and Security Agreement, permits the use of funds to make a payment on obligations owing to the holders of a seller note guaranteed by the Company, establishes milestones for the refinancing of the obligations under the Loan and Security Agreement and for certain actions with respect to the Sale and Leaseback Transaction (as defined below), requires additional collateral security from foreign subsidiaries of the Company, and further requires that the Company sign a Letter Agreement (the “Letter Agreement”) which requires us to appoint additional independent directors to the Company’s board of directors, appoint a Chief Transformation Officer and engage an investment banker.

This description of the Amendment and the Letter Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Letter Agreement, which are attached as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The Loan and Security Agreement, dated July 30, 2021, by and among the Company, as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time as lenders, Siena Lending Group LLC, as agent, and VVI Fulfillment Center, Inc., EP Properties, LLC and Portal Acquisition Company, as guarantors, is incorporated by reference as Exhibit 10.2 into this Current Report on Form 8-K.

Master Lease Agreement

As previously disclosed, on December 20, 2022, EP Properties, LLC, a Minnesota limited liability company (“EPP”), and VVI Fulfillment Center, Inc., a Minnesota corporation (“VVIF”, and together with EPP, “Sellers” and individually a “Seller”), both wholly owned subsidiaries of the Company, entered into a purchase and sale agreement (the “Purchase Agreement”) with Pontus Net Lease Advisors, LLC , as assigned to Pontus IMB Portfolio, LLC (“Purchaser”), pursuant to which the parties agreed to consummate a sale and leaseback transaction (the “Sale and Leaseback Transaction”) for the Company’s Eden Prairie, Minnesota (“Minnesota Property”) and Bowling Green, Kentucky (“Kentucky Property”) properties ( collectively “Properties”). On April 10, 2023, the Company consummated the Sale and Leaseback Transaction and entered into a Master Lease Agreement (“Lease”) with Purchaser for the Properties, as well as other closing and post-closing documents and certificates as requested by Purchaser. As part of the consummation of the Sale and Leaseback Transaction, on April 10, 2023 the Company and the Sellers repaid the Company’s Promissory Note Secured by Mortgages between the Company and Sellers as borrowers and GreenLake Real Estate Finance LLC in full.

The initial term of the Lease commenced on April 10, 2023 and continues until April 30, 2048. The Company has two options to extend the initial term of the Lease for two additional 10-year periods, for a total of 45 years of right to lease the Properties. The initial annual rent under the Lease is $4,536,000.00. Rent will increase each year by 3% percent over the previous year’s rent. The Lease is a true triple net lease, and the Company is responsible for all real estate taxes and assessments, insurance, and maintenance costs for the Properties, including all capital repairs and replacements. The Company paid a security deposit of $4,536,000.00 upon signing the Lease. The Company is required to meet certain financial metrics in the Lease to reduce the Security Deposit amount. The Company has the right to repurchase a portion of the Minnesota Property for $100 once the Minnesota Property is subdivided into two separate lots. The Company also agreed to terminate its repurchase right for the Minnesota Property under certain conditions as set forth in the Lease. The Company also entered into a Post-Closing Agreement with the Purchaser whereby the Company deposited $958,550 in escrow with Purchaser for certain repairs to the Properties.

Item 2.02	Results of Operations and Financial Condition

On April 12, 2023, the Company issued a press release disclosing its results of operations and financial condition for the Company’s fourth fiscal quarter and fiscal year ended January 28, 2023. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 under the caption “Loan Agreement and Convertible Promissory Note” is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 under the caption “Loan Agreement and Convertible Promissory Note” is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure

The Company’s investor presentation dated April 12, 2023 is furnished herewith as Exhibit 99.2. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Form of Convertible Promissory Note issued April 2023
4.2	Form of Common Stock Warrant to be issued upon Conversion of Convertible Promissory issued April 2023
4.3	Form of Pre-Funded Common Stock Warrant to be issued upon Conversion of Convertible Promissory issued April 2023
10.1	Loan Agreement, dated as of April 10, 2023, by and among iMedia Brands, Inc. and each purchaser listed on Schedule I thereto.
10.2	Loan and Security Agreement, dated July 30, 2021, by and among the iMedia Brands, Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time, Siena Lending Group LLC, as agent, and VVI Fulfillment Center, Inc., EP Properties, LLC and Portal Acquisition Company, as guarantors (incorporated by reference to Exhibit 10.1 on Form 8-K filed on August 5, 2021)
10.3	Seventh Amendment to Loan and Security Agreement, dated as of September 12, 2022, by and among iMedia Brands, Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time, Siena Lending Group LLC, as agent, and VVI Fulfillment Center, Inc., EP Properties, LLC and iMedia&123TV Holding GMBH, as guarantors
10.4	Forbearance Agreement and Eighth Amendment to Loan and Security Agreement, dated as of December 20, 2022, by and among iMedia Brands, Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time, Siena Lending Group LLC, as agent, and VVI Fulfillment Center, Inc., EP Properties, LLC and iMedia&123TV Holding GMBH, as guarantors
10.5	Ninth Amendment to Loan and Security Agreement and First Amendment to Forbearance Agreement, dated as of February 1, 2023, by and among iMedia Brands, Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time, Siena Lending Group LLC, as agent, and VVI Fulfillment Center, Inc., EP Properties, LLC and iMedia&123TV Holding GMBH, as guarantors
10.6	Tenth Amendment to Loan and Security Agreement, dated April 10, 2023, by and among the iMedia Brands, Inc., as the lead borrower, certain of its subsidiaries party thereto as borrowers, Siena Lending Group LLC and the other financial institutions party thereto from time to time, Siena Lending Group LLC, as agent, and VVI Fulfillment Center, Inc., EP Properties, LLC and Portal Acquisition Company, as guarantors
10.7	Letter Agreement, dated as of April 10, 2023, by and among the iMedia Brands, Inc., Siena Lending Group LLC and the other financial institutions party thereto from time to time, VVI Fulfillment Center, Inc., EP Properties, LLC and Portal Acquisition Company
10.8	Master Lease Agreement between the Company and Pontus IMB Portfolio, LLC, dated April 7, 2023
10.9	Post-Closing Agreement between the Company and Pontus IMB Portfolio, LLC, dated April 7, 2023
99.1	Press Release, dated April 12, 2023
99.2	Investor Presentation, dated April 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2023	iMedia Brands, Inc.

	By:	/s/ Timothy A. Peterman
Timothy A. Peterman
Chief Executive Officer & Interim Chief Financial Officer